UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): May 31, 2006 (May 11, 2006)


                        COMPOSITE TECHNOLOGY CORPORATION
             (Exact name of registrant as specified in its charter)


          Nevada                         000-10999               59-2025386
          ------                         ---------               ----------
(State or other jurisdiction of         (Commission            (IRS Employer
       incorporation)                   File Number)         Identification No.)


                                2026 McGaw Avenue
                                Irvine, CA 92614
          (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (949) 428-8500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02   Unregistered Sales of Equity Securities

      On May 11, 2006, Composite Technology Corporation (the "Company") issued 526,840 shares of its common stock to Media Relations Strategy, Inc. ("MRSI") pursuant to that certain Public and Media Relations Strategy and Services Consulting Agreement dated January 2, 2006 (the "Consulting Agreement"). The Company elected to prepay the balance due MRSI in stock, which it had the option to do under the terms of the Consulting Agreement. The Consulting Agreement was for twenty-seven (27) months commencing January 2, 2006. The Company had been recording an expense of $36,500 per month since January 2006. The Company valued the shares issued at the closing market price on the date of issuance of $1.58 per share or $832,407. The company allocated the value as $146,000 against accounts payable and $686,407 as a prepaid expense that will be amortized over the remaining twenty-three (23) months of the Consulting Agreement. The Company relied upon the exemption from registration as set forth in Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), for the issuance of these securities. The recipient took its securities for investment purposes without a view to distribution and had access to information concerning the Company and its business prospects, as required by the Securities Act. In addition, there was no general solicitation or advertising for the acquisition of these securities.

      On May 15, 2006, the Company issued 170,323 shares of its common stock to one accredited investor upon the conversion of $264,000 of principal of Convertible Debentures at a conversion price of $1.55 per share. The Debentures were originally issued in August 2004 and had been carried on the Company's balance sheet as long-term debt prior to the conversion. The Company relied upon the exemption from registration as set forth in Section 4(2) of the Securities Act for the issuance of these securities. The recipient took its securities for investment purposes without a view to distribution and had access to information concerning the Company and its business prospects, as required by the Securities Act. In addition, there was no general solicitation or advertising for the acquisition of these securities.

      On May 24, 2006, Composite Technology Corporation issued 150,000 shares of its common stock for the exercise of 150,000 Series S warrants with an exercise price of $1.00 per warrant. The warrants were originally issued on September 13, 2004 in compensation for product marketing consulting services rendered in 2004. The Company relied upon the exemption from registration as set forth in Section 4(2) of the Securities Act for the issuance of these securities. The recipient took its securities for investment purposes without a view to distribution and had access to information concerning the Company and its business prospects, as required by the Securities Act. In addition, there was no general solicitation or advertising for the acquisition of these securities.

      On May 25, 2006 the Company issued three warrants for the purchase of a total of 600,000 shares of its Common Stock to MRSI pursuant to the Consulting Agreement. The warrants expire on December 31, 2008 and have exercise prices as follows: 200,000 warrants with an exercise price of $2.00 per warrant; 200,000 warrants with an exercise price of $2.50 per warrant and 200,000 warrants with an exercise price of $3.00 per warrant. The company recorded an expense to legal, professional, and consulting expense for the fair value of the warrants. The fair value of the warrants was determined using the Black-Scholes Merton option pricing model and was determined to be $331,900. The Company relied upon the exemption from registration as set forth in Section 4(2) of the Securities Act for the issuance of these securities. The recipient took its securities for investment purposes without a view to distribution and had access to information concerning the Company and its business prospects, as required by the Securities Act. In addition, there was no general solicitation or advertising for the acquisition of these securities.

      On May 25, 2006 the Company issued one warrant at an exercise price of $1.55 per share to Lane Capital Markets as additional payment for services provided related to the March 2, 2006 Bridge Financing. This warrant expires on March 4, 2009. On May 25, 2006, the Company also issued two warrants for the purchase of a total 193,548 shares of common stock (96,774 shares at an exercise price of $1.78 per share and 96,774 shares at an exercise price of $1.94 per share) to Lane Capital Markets as payment for services provided to the Company in October 2005. These warrants expire 36 months from the date of issuance. The company recorded an expense to legal, professional, and consulting expense for the fair value of the warrants. The fair value of the warrants was determined using the Black-Scholes Merton option pricing model and was determined to be $287,324. The Company relied upon the exemption from registration as set forth in Section 4(2) of the Securities Act for the issuance of these securities. The recipient took its securities for investment purposes without a view to distribution and had access to information concerning the Company and its business prospects, as required by the Securities Act. In addition, there was no general solicitation or advertising for the acquisition of these securities.

      On May 25, 2006 the Company issued one warrant for the purchase of 191,466 shares of common stock at an exercise price of $2.00 per share and a three year life expiring May 25, 2009 to Richardson and Patel LLP, the general counsel of the Corporation, as an incentive to settle certain outstanding debts for litigation services rendered. The Company recorded an expense to legal, professional, and consulting expense for the fair value of the warrants. The fair value of the warrants was determined using the Black-Scholes Merton option pricing model and was determined to be $125,865. The Company relied upon the exemption from registration as set forth in Section 4(2) of the Securities Act for the issuance of these securities. The recipient took its securities for investment purposes without a view to distribution and had access to information concerning the Company and its business prospects, as required by the Securities Act. In addition, there was no general solicitation or advertising for the acquisition of these securities.

Item 9.01   Financial Statements and Exhibits

      (d)   Exhibits

            10.1  MRSI Warrants dated May 25, 2006

            10.2  Lane Capital Markets Warrants

            10.3  Richardson and Patel LLP Warrant dated May 25, 2006

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      COMPOSITE TECHNOLOGY CORPORATION
                                      (Registrant)


Date: May 31, 2006                    By: /s/ Benton H. Wilcoxon
                                          ----------------------------
                                          Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit Number    Description of Exhibit
--------------    ----------------------

10.1              MRSI Warrants dated May 25, 2006

10.2              Lane Capital Markets Warrants dated May 25, 2006

10.3              Richardson and Patel LLP Warrants dated May 25, 2006